UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 13, 2007
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 99.1

     The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section- Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement
     On July 25, 2005, CanArgo Energy Corporation (“CanArgo”) entered into a Note Purchase Agreement with certain purchasers in respect of the private placement of US$25 million in aggregate principal amount of Senior Secured Notes due July 25, 2009 (the “Senior Secured Notes”). On March 3, 2006, CanArgo entered into a Note and Warrant Purchase Agreement with certain purchasers in respect of the private placement of US$13 million in aggregate principal amount of Senior Subordinated Convertible Guaranteed Notes due September 1, 2009 (the “Subordinated Notes”) and on June 28, 2006, CanArgo entered into a Note and Warrant Purchase Agreement with Persistency, a company incorporated in the Cayman Islands, in respect of the private placement of US$10 million in aggregate principal amount of a 12% Subordinated Convertible Guaranteed Note due September 1, 2009 (the “12% Note” and together with the Senior Secured Notes and the Subordinated Notes, the “Notes”).
     Under the terms of the Notes, interest is payable in cash on the outstanding principal amounts of each of the Notes semi-annually in June and December each year. As of the date hereof an aggregate amount of $2,125,000 in interest is due and payable on June 30, 2007 under Notes currently issued and outstanding. On June 13, 2007, CanArgo entered into amendment, consent and waiver agreements with the holders of the Notes (the “Noteholders”), pursuant to which the Noteholders agreed that the interest payments due to each of the Noteholders on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied in full by way of the issue and sale to the Noteholders of further Notes of the same tenor as their existing Notes and imprinted with the same restrictive legend with the aggregate principal amount of such further notes being equal to the proportion of the interest payment due to the respective Noteholder as at such date (rounded to the nearest US $1)(the “PIK Notes”).
     Copies of the amendment, consent and waiver agreements are filed herewith as Exhibits 10.1, 10.2 and 10.3 respectively.

2

Section 3- Securities and Trading Markets
     Item 3.02 Unregistered Sales of Equity Securities
As disclosed in greater detail in Item 1.01 above, CanArgo has agreed to issue the PIK Notes to the Noteholders in transactions intended to qualify for the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), and Regulation D promulgated thereunder. The PIK Notes are convertible in whole or in part into up to a maximum aggregate of 2,250,000 shares of CanArgo common stock, par value US$0.10 per share, subject to customary anti-dilution adjustments.
Section 7- Regulation FD
     Item 7.01 Regulation FD Disclosure
June 13, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (OSE: CNR, AMEX:CNR) (“CanArgo”) today announced finalisation of the conversion of US$15 million of debt and the restructuring of short-term interest payments on CanArgo’s remaining convertible debt. CanArgo also announced further plans for the listing of its associate company Tethys Petroleum Limited (“Tethys”).
The conversion of an aggregate of US$15 million of CanArgo’s senior and senior subordinated convertible debt, held by Persistency Capital and certain accredited investors arranged by Ingalls & Snyder LLC (the “Converting Noteholders”) into 6 million ordinary shares in Tethys has now been completed. The 6 million ordinary shares in Tethys received by the Converting Shareholders were transferred by CanArgo Limited, a wholly owned subsidiary of CanArgo. Following this transaction CanArgo retains 8 million ordinary shares in Tethys, this equating to approximately 29.7% of the current issued and outstanding share capital of Tethys. As part of this transaction Ingalls & Snyder LLC have been issued with 11.1 million compensatory warrants to subscribe for shares of CanArgo common stock at an exercise price of US$0.90 per share, and Persistency with 5 million compensatory warrants to subscribe for shares of CanArgo common stock at an exercise price of US$1.00 per share. These warrants expire on July 25, 2009 and September 1, 2009 respectively, but their expiry may be accelerated by CanArgo in certain circumstances, including in the event that the Manavi M12 well in Georgia indicates sustainable production, if developed, in excess of 7,500 barrels of oil per day.
It was also announced that the Toronto Stock Exchange (“TSX”) has conditionally approved the listing of the ordinary shares of Tethys, subject to Tethys fulfilling all of the requirements of the TSX including completion of an initial public offering (“IPO”), within a prescribed time period.
CanArgo also announced that agreement has been reached with its remaining loan noteholders to restructure its short-term loan interest obligations. Interest payments of approximately US$2.1 million in aggregate due on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied by way of the issue of approximately US$2.1 million of further notes to the loan noteholders on the same terms as their existing notes.

3

This agreement is an important step to ensure that the Company’s current operations proceed as planned in Georgia.
A copy of CanArgo’s press release announcing finalisation of the conversion of US$15 million of debt and the restructuring of short-term interest payments on CanArgo’s remaining convertible debt and also announcing further plans for the listing of its associate company Tethys is being furnished as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act, except as expressly set forth by specific reference in such a filing.
Section 9—Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Amendment, Consent and Waiver Agreement dated June 13, 2007 by and among CanArgo Energy Corporation and the Purchasers party thereto.

10.2	Amendment, Consent and Waiver Agreement dated June 13, 2007 by and among CanArgo Energy Corporation and the Purchasers party thereto.

10.3	Amendment, Consent and Waiver Agreement dated June 13, 2007 by and among CanArgo Energy Corporation and Persistency.

99.1	Press Release dated June 13, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: June 18, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary

4